EXHIBIT 99.1

PIONEER NATURAL RESOURCES IPAA London July 7, 2005

Forward-Looking Statements Except for historical information contained herein, the statements in this presentation are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, government regulation or action, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, Pioneer's ability to replace reserves, implement its business plans or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, environmental and weather risks, acts of war or terrorism. These and other risks are described in Pioneer's 10-K and 10-Q Reports and other filings with the Securities and Exchange Commission. This presentation does not constitute an offer of any securities for sale. Please see the Appendix to this presentation for certain definitions, reconciliations and other important information.

Successful Long-Term Strategy Utilize long-lived legacy assets to anchor production and cash flow Provide strong returns and sustainable per share production growth through: Development of conventional and unconventional resources Commercialization of recent discoveries Exploration in high-potential, proven basins Bolt-on acquisitions in core areas Maintain strong financial flexibility and capital discipline Net Asset Value Accretion

Creation of Long-Term Shareholder Value Strong Balance Sheet & Cash Flow Substantial Long-Lived, Low-Risk, U.S. Onshore Core Asset Position Solid Exploration Track Record Balanced Portfolio of Growth Opportunities A Distinctive Large Cap E&P

Company At A Glance 2005 Producing Assets 2005 Producing Assets 2005 Producing Assets U.S. Onshore International Onshore Offshore Spraberry Chinchaga - Canada Gulf of Mexico Raton Horseshoe Canyon - Canada Sable - South Africa West Panhandle Neuquen - Argentina Hugoton Austral - Argentina Pawnee Adam Concession - Tunisia Piceance and Uinta Relative Contribution(1) Relative Contribution(1) Relative Contribution(1) 80% Reserves 15% Reserves 5% Reserves 70% of Asset Value 20% of Asset Value 10% of Asset Value Represents reserves and pre-tax net present value discounted at 8% as of 12/31/04

Key Financial Metrics 2004 1Q'05 2005 Actual Actual Target Proved Reserve Value ($B) $9.1(1) N/A N/A Net Income ($MM) $313 $85 N/A Discretionary Cash Flow ($MM) $1,231 $347 N/A Capital Spending ($MM) $663(2) $286 $900 - 950(3) Long -Term Debt ($B) $2.4 $1.8 ~$1.4 Debt / Book 46% 42% ~30% Debt / Proved Reserves ($ / BOE) $2.33 $1.79 ~$1.25(4) Return on Equity 14% N/A >15% Pre-tax 12/31/04 proved reserve value discounted at 10% Excludes $2.5 billion associated with Evergreen merger Represents 2005 capital budget; the Company does not budget for acquisitions Assumes minimum of 150% reserve replacement during 2005

NFX PXD CHK EOG XTO APA DVN NBL BR APC PPP Costs 5.66 8.07 8.95 9.06 10.6 11.79 12.13 12.64 12.81 13.65 14.56 Low-Cost Leader PXD Peer Avg Costs 0.12 0.66 5-Yr After-Tax Cash Cost Per BOE(1) % Change Effectively managing production and G&A costs while reducing cost of debt Cash taxes represent <15% of total tax expense; expected to continue into 2007 + + (1) Per Howard Weil Equity Research: includes production costs, G&A, interest expense and cash taxes 2004 Cash Costs Per BOE

Competitive Five-Year Reserve Metrics CHK XTO APC APA PXD DVN NFX KMG NBL EOG PPP BR East 4.49 4.18 3 2.86 2.69 2.58 2.29 2.24 2.23 2.05 1.99 1.6 XTO APA BR NBL EOG APC PXD DVN KMG CHK PPP NFX East 6.04 6.39 7.1 7.32 7.67 7.94 8.27 9.24 9.44 9.59 11.63 12.42 Reserve Replacement F&D Cost Strong performance continues into 2005 with recently announced acquisitions replacing 100% of production at $2.53 per BOE Expect to add additional reserves from development drilling and commercialization of existing discoveries *Reserve Replacement and Finding & Development Cost metrics per Howard Weil Equity Research

Proven Long-Term Performance (2000 - 2004) 10 30 40 50 60 70 Production (MMBOE) Production Stock Price 20 +390% Share Return +8% Production CAGR 2000 2001 2002 2003 2004 5 10 15 20 25 30 35 40 Stock Price ($ per share) U.S. production from core assets provided stable platform for growth Exploration successes contributed to strong growth and value creation Bolt-on acquisitions provided growth and future growth opportunities

Transformed Balance Sheet (2000 - 2004) 1999 2000 2001 2002 2003 2004 East 0.69 0.64 0.55 0.55 0.47 0.46 5-Year Debt Adjusted per Share Growth(1) PXD Production 16% Peer Average 12% PXD Reserves 18% Peer Average 14% PXD DCF 45% Peer Average 46% Optimizing balance between debt and equity led to solid debt adjusted per share performance over past 5 years Reduced debt-to-book by 33% over past 5 years Targeting debt-to-book of ~30% by year-end 2005 (1) Per UBS Equity Research (Peers include APA, APC, BR, CHK, DVN, EOG, KMG, NBL, NFX, PPP, and XTO); debt adjusted share count represents average debt divided by average share price plus average shares outstanding in the respective years

Strong Progress Towards 2005 Strategic Goals Strategic Goals Status Delever following 2004 EVG acquisition $554 MM debt reduction in 1Q; asset sale proceeds of $525 MM during 2Q Repurchase $300 MM shares $152 MM completed in 1Q Divest non-core assets to high-grade base 12 MM BOE at $19.37 per BOE ($223 MM) Complete $200 MM in core area acquisitions 70 MM BOE at $2.53 per BOE ($177 MM) Accelerate 2004 development drilling by 70% 124% increase in wells drilled - 1Q'05 / 1Q'04 Develop new U.S. onshore exploration and unconventional plays ~100,000 acres added Acquire prime acreage in West Africa 4 blocks granted in deepwater Nigeria / JDZ Sanction discovered resources Approve South Africa Gas, Oooguruk and Thunder Hawk by year-end Acquire ownership in established discoveries In process

Cash Flow Generates Significant Growth Capital Growth Capital Maintenance Commercialization Exploration Acquisitions Free Cash Flow Capital 0.45 0.1 0.15 0.1 0.2 Development 45% Commercialization 10% Exploration 15% Acquisition 10% Free Cash Flow(2) 20% 2005 - 2006 Projected Capital Allocation(1) Chart represents allocation of discretionary cash flow Free cash flow represents capital available to Company stakeholders. See appendix for further Free Cash Flow disclosures

Multi-year inventory of over 6,000 locations Increased development drilling in 2005 by 70% to capitalize on strong margins Added over 3,000 locations during past 12 months through Evergreen and recent Spraberry and Pawnee area acquisitions Spraberry Raton Pawnee Canada Argentina West Panhandle Piceance and Uinta East 8 7 7 7 4 4 3 Remaining Years of Inventory Identified Locations 2,800 2,200 70 800 300 100 30 Low-Risk Drilling Opportunities

(1) Pro forma Evergreen from 2003 forward (2) In accordance with U.S. GAAP, VPP volumes will not be reported in the Company's future production and reserves, and are included in this graph for information purposes only Production (MMBOE)(1) Net Operating Revenue vs. Capex ($MM)(1) Net Operating Revenue vs. Capex ($MM)(1) Pawnee Uinta Piceance Hugoton Raton Spraberry West Panhandle Highly concentrated Conventional, tight gas, CBM and other unconventional Reserve life of over 20 years Over 5,000 development locations Over 500 wells to be drilled in 2005 U.S. Onshore Assets Drive Free Cash Flow

Accretive Bolt-On Acquisitions Pawnee Area Spraberry Spraberry and Pawnee Area June 2005 Acquisitions Purchase Price $177 MM Proved Reserves 70 MMBOE 5-Year Development Capital $400 MM Undrilled Locations 800 Full Cycle Acquisition Cost ~$8.25 BOE Production Current ~1,800 BOEPD 5-Year Potential >10,000 BOEPD Minority interest in 80% wells prior to transaction Leverage scale and drilling expertise in both areas Continuing to Pursue Additional Opportunities in U.S. Core Areas

Concentrated Growth Positions in Canada


Chinchaga
Horseshoe Canyon
Calgary




Coal Thickness
(Meters)
10 – 18
4 - 8
< 4
PXD Leases

- Chinchaga - completed 53 wells during winter drilling season
  - 13% increase in wells completed vs. 2004
  - ~200 locations remaining
- Horseshoe Canyon CBM - minimum 80-well program underway
  - ~61,000 gross acres
  - ~600 locations
- Divestiture of non-core areas (Lookout Butte & Martin Creek)
  - Received U.S. $199 million in 2Q'05
  - Sales price metrics: U.S. $23 per proven BOE; U.S. $71,000 per flowing barrel

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12% of proved reserves, 10% of capital Expect 8% - 10% production growth in 2005 Ranquilco Norte discovery ramping up to full production in 3Q'05 Gas prices expected to double in 2005 relative to 2003 Demand strengthening Spot gas sales above $2.25 per MCF Full price deregulation possible after 2006 Argentina Buenos Aires Neuquen Austral Residential Power Exports / Non-regulated East 0.45 1 1.4 30% 45% 25% Realized Price per MCF Current PXD Gas Markets Govt. Regulated, Priority Consumers 1Q'05 1Q'03 Argentina Value Increasing

Alaska Oooguruk Discovery NPR-A Lead Areas Storms Lead Area Canada / U.S. Lower 48 Raton Piceance and Uinta Horseshoe Canyon CBM Unconventional Gas Gulf Coast Tight Gas Gulf of Mexico Undeveloped Discoveries Deepwater Subsalt Deepwater Satellites Shallow Shelf Argentina Conventional Gas Enhanced Oil Recovery Tunisia Ordovician Gas Silurian Oil West Africa Deepwater Nigeria / JDZ Deepwater Equatorial Guinea South Africa South Coast Gas Discovered Resource (MMBOE) 350 - 400 Exploration - Unrisked Potential (BBOE) 1.5 - 2.0 Attractive Growth Portfolio

Exploration Approach Effective Long-Term Strategy.... Seek value + reserves Enter into established basins with prolific resources Share risks with partners .....Coupled with Disciplined Processes Evaluate effect on portfolio Maximize corporate value and achieve goals Consistent risking and economic evaluation Geologic risk factors Field size distribution Cost certainty and flow assurance Thorough peer review Rigorous post audits Individual prospect successes and failures Program value analysis Improve future decisions through learnings and accountability

Exploration Track Record (1999 - 2004) High-Impact Exploration(1) # $B Discoveries 42 $1.9 Dry Holes 28 $0.3 Success Ratio 60% Value Creation(2) NPV $1.5B DROI 2.1 ROR 40% Near-Term Value U.S. Unconventional / Tight Gas Alaska Satellites GOM Shallow Shelf Canada CBM North African Silurian Mid-Term Value Alaska Storms Area North Africa Ordovician GOM Deepwater Long-Term Value West Africa Deepwater Alaska NPR-A Future Value Creation Historical Represents undiscounted actual and future capital expenditures (land, seismic, drilling and development) in Gulf of Mexico, Alaska, Tunisia, South Africa, Gabon and Equatorial Guinea; well count includes appraisal wells Returns are pre-tax based on historical actuals and strip pricing as of June 2005, discounted at 10%

Significant Growth Opportunities in Alaska


OOOGURUK
▪ PXD 70% WI (Op)
▪ 53,000 acres
TOTAL PIONEER
▪ 1.6 million acres
Beaufort Sea
Anchorage
TUVAAQ
NIKAITCHUQ
BEAUFORT SEA
MILNE POINT
ALPINE
NORTHSTAR
ENDICOTT
POINT THOMPSON
NPR-A LEAD AREAS
▪ PXD 20-30% WI
▪ 1.4 million acres
KUPARUK RIVER
2.5 BBO
PRUDHOE BAY
13 BBO
TAPS
BADAMI
National Petroleum
Reserve – Alaska
STORMS LEAD AREA
▪ PXD 50% WI (Op)
▪ 130,000 acres

Why Alaska?

- Lightly explored over past 20 years
- Large, undeveloped discoveries
- Long-lived oil reserves
- Significantly improved margins
- Excess TAPS capacity
- Partnership with most active major – ConocoPhillips

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Winter '03 Drilled 3 wells Ivik well tested 1,300 BOPD from Nuiqsut formation Jan '04 Secured farmout from COP on adjacent acreage Jan - Oct '04 Completed initial commercial evaluation: Geologic modeling Flow simulations Facility scope and cost estimates Drilling feasibility and cost estimates Economic scenarios Apr - Dec '05 Moving project to go- forward decision: Island, pipeline and rig design Prepare FEED quality cost estimates Permitting underway 2006 - 2008 Fabricate rig (2006) Build gravel island (2007) Install offshore buried pipeline (2007) Begin development drilling (2007) First oil (2008) Actively Progressing Oooguruk Project

2005: 4 deepwater and 3 - 4 shelf wells Concentrated position in Mississippi Canyon around Devils Tower, Canyon Express and Thunder Hawk Over 1.1 million total acres Plan to acquire additional acreage as nearly 2,800 blocks expire in 2006 to 2008 2008 2008 2008 2008 2008 2008 Falcon Corridor Successful Raptor sidetrack Ozona Deep Negotiating production handling contract Devils Tower Corridor All 8 wells completed Tie in Triton and Goldfinger late '05 Thunder Hawk Successful appraisal well Blocks under lease Canyon Express Clipper Currently drilling Paladin Spud 3Q Balanced Approach in the Gulf of Mexico

Growing Production in North Africa



Tunisia
Algeria
Libya
El Hamra
▪ PXD 50% WI (Op)
Anaguid
▪ PXD 45% WI
Jenin Nord
▪ PXD 45% WI
Adam Concession
▪ PXD 24% WI
Borj El Khadra
▪ PXD 40% WI

- 5 – 10 wells planned per year
- Over 5 million net acres
- 7 successful wells drilled to date in Adam Concession
  - Producing ~19,000 BOPD gross
  - Commenced gas deliveries from Adam Concession
  - Expanding production capacity
- Evaluating Ordovician discoveries on Anaguid block
  - Testing existing discoveries
  - Drilling exploration well in late July
  - Promising domestic gas market



Adam Concession
Gross Production History
20,000
0
BOPD
Nour-1
Adam-3
Hawa-2
Dalia-1
Hawa-1
Adam-2
Adam-1
May '03
June '05

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PXD 40% - 45% WI 300 - 500 BCF of discovered gas in place 8 - 10 well subsea tie-back to F-A platform Expect to supply gas to synfuels plant for 6+ years Currently re-injecting 90 MMCFPD from Sable Gas price contract and final facility costs being negotiated Drilling to commence in early 2006 with first sales mid-2007 Block 9 Mossel Bay Synfuels Plant F-A Pipeline to Shore Sable F-A ATLANTIC OCEAN Cape Town Mossel Bay Block 9 Cluster A Cluster C Cluster B Cluster D Cluster E South African Gas Project Nears Sanction

Expect to drill 8 exploration wells from 2005 - 2007 Nigeria Block 320, technical operator PXD 51% WI 440,000 acres Acquiring 3-D seismic 1st well in 2006 Block OPL 256 Awaiting government approval Drilling well in late '05 Joint Development Zone Accepted exploration rights on Blocks 2 and 3 Negotiating JOAs and PSCs Equatorial Guinea Block H PXD 50% WI 400,000 acres Drilling well in late '05 / early '06 Significant Reserve Potential in West Africa Significant Reserve Potential in West Africa Nigeria BOSI 680 MMBO 06 09 04 07 05 08 JDZ Malabo Lagos Port Harcourt Wari AKPO-1 600 MMBO ZAFIRO 1,300 MMBO OYO 60 MMBO BONGA 735 MMBO NGOLO-1/2 250 MMBO USAN 400 MMBO Sao Tome and Principe 02 320 Equatorial Guinea ABGAM/EKOLI 780 MMBO IKIJA-1 500 MMBO NNWA/DORO 500 MMBO BOLIA/CHOTA 300 MMBO ERHA 500 MMBO SW BONGA/APARO 800 MMBO OPL256 H 03 01 JDZ Block 1 Chevron / Exxon to spud in 2006 High chance of success Large reserve potential 1 - 2 BBOE of gross unrisked program potential Why West Africa?

Pioneer's NAV Exceeds Current Stock Price

After-Tax Net Asset Value(1)

▪ **Net Asset Value Per Share**	**$55 - $60**	**~ $15 per share**
- *Proved Reserves*		
- *Discovered Resources*		
▪ **Recent Share Price Range**	**$40 - $45**	

Continue share repurchases to capture discount to NAV

- Repurchased 5.4 MM shares during past two quarters, or ~6% shares outstanding
- Authorized $300 MM program in January; completed $152 MM through 1Q
- Plan to seek authority for additional $300 MM authorization later this year

(1) *After-tax NAV is calculated using strip commodity prices as of June 2005 and includes proved reserves and discovered resources (risked probable reserves and yet-to-be developed commercial discoveries) as of 12/31/2004 discounted at 8%. NAV does not include the impact of the three VPPs completed during 2005, asset divestitures and asset acquisitions announced in 2005, possible reserves and upside associated with Pioneer's exploration portfolio. See appendix for further NAV disclosures.*

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Perceived Value "Gaps" PXD Closing the "Gap" Below market hedges associated with EVG deal - approximately 40% of production in 2005 Hedges represent ~15% of production in 2006 Regulated Argentina gas prices Recent significant gas price increases Full price deregulation possible after 2006 Lack of recent exploration success Long-term focus with strong track record Diversifying portfolio by adding high potential areas in Alaska and West Africa and lower-risk U.S. onshore plays Near-term production growth profile Share repurchases to generate per share growth Core area acquisitions and commercialization of discovered resources replace declines Aggressive development drilling campaign Closing the Valuation "Gap"

Enhancing Long - Term Shareholder Value Long-lived legacy assets provide platform for growth 80% of proved reserves Highly concentrated and essentially 100% operated Significant excess cash flow Wealth of opportunities Over 6,000 development locations 350 - 400 MMBOE of unbooked discovered resources 1.5 - 2.0 BBOE of unrisked exploration potential Strong balance sheet Returning capital to shareholders

Appendix

Certain Reserve & Production Information The U.S. Securities and Exchange Commission (the "SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Pioneer uses certain terms in this presentation, such as "probable" and "possible" reserves, "discovered resources", "exploration potential" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit Pioneer from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by Pioneer. Pioneer's production forecasts are dependant upon many assumptions, including estimates of production decline rates from existing wells and the outcome of future drilling activity. Also, Pioneer's internal estimates of reserves, particularly those in its proposed acquisitions, where Pioneer may have limited review of data or experience with the properties, may be subject to revision and may be different than those estimated by Pioneer and audited by its independent reservoir engineers at year-end. Although Pioneer believes the expectations, estimates and forecasts reflected in these and other forward-looking statements are reasonable, it can give no assurance that they will prove to have been correct. They can be affected by inaccurate assumptions and data or by known or unknown risks and uncertainties.

Non-GAAP Financial Information This presentation contains disclosure of discretionary cash flow ("DCF") and free cash flow, which are "non-GAAP financial measures," as defined in SEC rules. DCF equals cash flows from operating activities before changes in operating assets and liabilities and before cash exploration expense. Free cash flow equals DCF minus capital expenditures. DCF and free cash flow are presented herein because of the wide acceptance of those measures by the investment community as financial indicators of a company's ability to internally fund exploration and development activities. Pioneer also views the non-GAAP measures of DCF and free cash flow as useful tools for comparisons of Pioneer's financial indicators with those of peer companies that follow the full cost method of accounting. DCF and free cash flow should not be considered as alternatives to net income or other cash flow presentations, as defined by Generally Accepted Accounting Principles ("GAAP"). For reconciliations of the GAAP measures of Net Income and Net Cash Provided by Operating Activities to DCF, please refer to the Pioneer press releases entitled "Pioneer Reports First Quarter 2005 Results," dated May 3, 2005, and "Pioneer Reports Fourth Quarter 2004 Results, Reaches Record Production," dated February 8, 2005, located in the News Releases section of the Investor Relations page at the www.pioneernrc.com website.

Net Asset Value Disclosure Although Pioneer does not consider "Net Asset Value" and "Net Asset Value Per Share" to be "non-GAAP financial measures," as defined in SEC rules, Pioneer uses Net Asset Value as an estimate of fair value and also as one of the measures of management performance. Net Asset Value and Net Asset Value Per Share should not be considered as alternatives to PV10, Stockholders Equity or per share statements of those measures. Pioneer's NAV calculation is based on numerous assumptions that may change as a result of future activities or circumstances. Pioneer calculates Net Asset Value as pre-tax net present value of proved reserves and discovered resources (risked probable reserves and yet-to-be developed commercial discoveries) plus other tangible assets adjusted for working capital minus long-term debt and other liabilities including future income taxes and the impact of existing hedge positions.